                                                                    EXHIBIT 10.3


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.




                          SECURED CONVERTIBLE DEBENTURE


THIS SECURED CONVERTIBLE DEBENTURE, dated as of May 30, 2007 (the "Agreement") is made

BETWEEN:

      NAME:             0761291 B.C. Ltd.
      ADDRESS:          4968 Pinetree Crescent
                        West Vancouver, B.C., Canada, V7W-3A3
                        (the "LENDER");

AND:

      RECLAMATION CONSULTING AND APPLICATIONS, INC., a company organized under the laws of the State of Colorado, of 940 Calle Amanecer, Suite E, San Clemente, CA 92673 (the "Borrower").


WHEREAS, the Lender is willing to lend to the Borrower FOUR HUNDRED THOUSAND DOLLARS ($400,000) (the "Principal") on the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.    DEFINITIONS

Where used in this Agreement, the following words and phrases shall have the following meaning:

      1.1   "Accredited Investor" has the meaning assigned in subsection 6.2.6;

      1.2   "Act" as the meaning assigned in subsection 6.2.4;

      1.3 "Agreement" means this Secured Convertible Debenture and the schedules hereto, as at any time amended or modified and in effect;

      1.4   "Conversion Amount" has the meaning assigned in subsection 4.1;

      1.5   "Conversion Date" has the meaning assigned in subsection 4.1;

      1.6   "Conversion Notice" has the meaning assigned in subsection 4.1;

      1.7 "Conversion Price" means the lower of (i) $0.20 per share or (i) the simple moving average of the Borrower's common stock on the OTC Bulletin Board over 10 consecutive trading days commencing on May 25, 2007;

      1.8 "Conversion Shares" means shares of Borrower's common stock to be received by Lender pursuant to a conversion under Section 4 of the outstanding balance of Principal and unpaid accrued interest due under this Agreement;

      1.9   "Conversion Warrants" has the meaning assigned in subsection 4.7;

      1.10  "Event of Default" means any event specified in subsection 8.1;

      1.11  "Lender's Security" means the collateral referenced on SCHEDULE C;

      1.12 "Loan" means the loan by the Lender to the Borrower established pursuant to subsection 3.1;

      1.13  "Maturity Date" means November 29, 2008;

      1.14 "Note" means a promissory note to be made by the Borrower to the Lender as evidence of the Loan which shall substantially be in the form set out in SCHEDULE A and "Notes" means the plural thereof;

      1.15 "Principal" means the principal amount of the loan set forth in the Preamble;

      1.16  "Securities" has the meaning assigned in subsection 4.3; and

      1.17  "U.S. Person" has the meaning assigned in subsection 6.2.7.

2.    INTERPRETATION

      2.1   GOVERNING LAW AND VENUE

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

      2.2   SEVERABILITY

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

      2.3   PARTIES IN INTEREST

This Agreement enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

      2.4   HEADINGS AND MARGINAL REFERENCES

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

      2.5   CURRENCY

All statements of, or references to, dollar amounts in this Agreement means lawful currency of the United States.

3.    THE LOAN

      3.1   ESTABLISHMENT OF THE LOAN

The Lender agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower the Principal as the "Loan." Immediately upon the execution of this Agreement, Lender shall wire the Principal into Borrower's escrow account, using instructions to be provided by the Borrower.

      3.2   EVIDENCE OF INDEBTEDNESS

Indebtedness of the Borrower to the Lender in respect of the Loan will be evidenced by one or more Notes, which will be provided by the Borrower to the Lender within five business days following the date the Loan is advanced under subsection 3.1.

      3.3   INTEREST

The Borrower will pay simple interest to the Lender on the unpaid Principal from the issue date of the Note at a rate of 12% per annum until the Loan is repaid in full. Interest will be calculated and accrued monthly in arrears and will be payable to the Lender monthly (except as to such amounts as were converted by Lender as future interest under Section 4 and is therefore deemed already paid), within 15 days following the end of each calendar month until the earlier of (i) the Maturity Date, (ii) the date the Loan is repaid in full, or (iii) the Principal and interest are converted to Borrower's common stock pursuant to section 4.

      3.4   REPAYMENT OF THE LOAN

Subject to conversion pursuant to section 4, the Borrower will repay the Principal and any accrued but unpaid interest to the Borrower on or before the Maturity Date.

      3.5   PREPAYMENT OF LOAN

The Borrower may prepay the Principal and interest outstanding under the Loan without penalty, bonus or charges.

4.    CONVERSION OF THE LOAN

      4.1   CONVERSION

At any time, and from time to time, prior to the Maturity Date, the Lender may elect, by providing to Borrower a written notice in the form of SCHEDULE B, attached hereto (the "Conversion Notice"), to convert all or any portion of the then-outstanding Principal, accrued but unpaid interest, and/or up to six months future interest (the aggregate amount thereof being the "Conversion Amount") as of the date of such Conversion Notice (the "Conversion Date").

      4.2   ISSUANCE OF CONVERSION SHARES

Within 15 days of receipt of a properly completed Conversion Notice, the Borrower will issue Conversion Shares to the Lender in an amount equal to a fraction, the numerator of which is the Conversion Amount to be converted and the denominator of which is the Conversion Price. All Conversion Shares so issued shall be deemed to have been issued as fully paid and non-assessable at a price equal to the Conversion Price.

      4.3   LEGEND

This Agreement, and any Conversion Shares (collectively, the "Securities") shall bear such form of restrictive legends as may be necessary, as determined by Borrower in Borrower's reasonable discretion, to comply with applicable laws or regulations of any stock exchange or other applicable authority, including but not limited to the following legend:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR
      (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.

      4.4   CONVERSION DISCHARGES THE BORROWER

Conversion of Principal and interest in accordance herewith shall operate to discharge the Borrower's obligations with respect to repayment of the Principal amount and interest so converted, provided that delivery of the appropriate number of Conversion Shares issued upon such conversion is made by the Borrower. The Borrower shall not be bound to enquire into the title of the Lender, save as ordered by a court of competent jurisdiction or as required by statute. The Borrower shall not be bound to see to the execution of any trust affecting the ownership of the Note(s) surrendered in connection with any conversion of Principal and interest nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Borrower has actual notice thereof.

      4.5   NO REQUIREMENT TO ISSUE FRACTIONAL SECURITIES

The Borrower shall not be required to issue fractions of securities upon any conversion of Principal and interest pursuant to this section 4. If any fractional interest in securities would be issuable upon the conversion of Principal and interest, the Borrower shall not be required to make any payment in lieu of delivering any certificates representing such fractional interest.

      4.6   CANCELLATION OF NOTES

Upon conversion of the Principal amount of the Loan in whole or in part pursuant to the provisions of this section 4, each Note representing the Principal converted shall be forthwith delivered to and cancelled by the Borrower.

      4.7   NO. CONVERSION WARRANTS.

The Lender understands that other investors purchasing secured convertible debentures are, within 15 days of Borrower's receipt of a properly completed Conversion Notice from such lenders, entitled to warrants for the purchase of a number of shares of Borrower's common stock equal to a percentage of the number of Conversion Shares received by the Lender for such conversion (the "Conversion Warrants"). Such Conversion Warrants will be exercisable until the sooner of (i) 5:00 PM Pacific Time on the third year anniversary of the Conversion Date or
(ii) 5:00 PM Pacific Time on the Call Date (as defined in the certificates evidencing the Conversion Warrants. For each such lender receiving Conversion Warrants, half of such warrants will have an exercise price of $0.22 per share and half shall have an exercise price of $0.24 per share. PURSUANT TO THE TERMS THE LENDER HAS NEGOTIATED, THE LENDER IS NOT ENTITLED TO ANY CONVERSION WARRANTS.

5.    SECURITY FOR THE LOAN

The Borrower grants to the Lender, a security interest in the Collateral, as defined in SCHEDULE C attached hereto, to secure the payment of all of the indebtedness under the Notes. Lender acknowledges that the Borrower is selling secured convertible debentures to other parties and that its rights and priority to the Collateral are PARI PASSU with rights and priority to the Collateral provided to all other lenders who purchase secured convertible debentures from the Borrower in May 2007. The Borrower agrees to take all actions requested by the Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the lien granted hereunder, including, but not limited to, execution of financing statements.

6.    REPRESENTATIONS AND WARRANTIES

      6.1 The Borrower represents and warrants to the Lender as of the date hereof that:

            6.1.1 the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado;

            6.1.2 the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender's Security and to carry out the obligations contemplated herein and therein;

            6.1.3 this Agreement and the Lender's Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

            6.1.4 no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

      6.2 The Lender hereby represents and warrants to the Borrower, as of the date hereof, the following:

            6.2.1 the Lender has full power and capacity to enter into, execute and perform this Agreement, which Agreement, once executed by the Lender, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

            6.2.2 the Lender is not bound by or subject to any contract, agreement, law, court order or judgment, administrative ruling, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party;

            6.2.3 the Lender acknowledges that it is acquiring the Securities its own account, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; the Lender has no contract, undertaking, or arrangement with any person to sell, transfer, or otherwise dispose of the Securities (or any portion thereof hereby subscribed for), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

            6.2.4 the execution of this Agreement by the Lender is not the result of any form of General Solicitation or General Advertising (as used under Rule 502(c) promulgated under the Securities Act of 1933, as amended (the "Act"));

            6.2.5 the Lender hereby acknowledges that: (A) the offering of the Secured Convertible Debentures was made only through direct, personal communication between the Lender and the Borrower; (B) the Lender has had full access to material concerning the Borrower's planned business and operations, which material was furnished or made available to the Lender by officers or representatives of the Borrower, including the Borrower's SEC filings available on the SEC web site at www.sec.gov; (C) the Borrower has given the Lender the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement the material so furnished; and (D) the Lender understands and acknowledges that purchasers of the Secured Convertible Debentures must be prepared to bear the economic risk of such investment for an indefinite period because of: (I) the heightened nature of the risks associated with an investment in the Borrower due to its status as a development stage company; (II) illiquidity of the Securities due to the fact that (1) the Securities have not been registered under the Act or any state securities act (nor passed upon by the SEC or any state securities commission), and (2) the Securities may not be registered or qualified by the Lender under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Securities cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and (3) substantial restrictions on transfer of the Securities, as may set forth by legend on the face or reverse side of every certificate evidencing the ownership of the Securities;

            6.2.6 the Lender is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act and as such term is defined under Canadian securities laws;

            6.2.7 the Lender is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S promulgated by the SEC. ("Regulation S");

            6.2.8 the Lender understands that the Borrower is the seller of the Securities and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any persons in question;

            6.2.9 the Lender agrees that it will not, during the one-year distribution compliance period for the Securities, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person;

            6.2.10 the Lender acknowledges and understands that in the event the Securities are offered, sold or otherwise transferred by the Lender to a non-U.S. Person prior to the expiration of the applicable distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

            6.2.11 the Lender shall not offer, sell or otherwise dispose of the Securities in the United States or to a U.S. Person unless (A) the Borrower has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Act and the securities laws of all applicable states of the United States or (B) such securities have been registered with the SEC;

            6.2.12 the Lender has been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Conversion Shares, and with a tax advisor regarding the tax consequences of purchasing such Conversion Shares; and

            6.2.13 the Lender understands that this is a separately negotiated Agreement and that other investors are purchasing secured convertible debentures on terms different from the Lender, as disclosed to the Lender by a letter from the Borrower dated May 30, 2007, receipt of which is acknowledged by the Lender.

7.    COVENANTS OF THE BORROWER

      7.1   POSITIVE COVENANTS

The Borrower covenants and agrees with the Lender that, at all times during the currency of this Agreement, it will:

            7.1.1 pay the principal sum, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

            7.1.2 duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender's Security;

            7.1.3 provide the Lender with immediate notice of any Event of Default;

            7.1.4 do all things necessary to obtain and maintain the Lender's Security in good standing and make payment of all fees and charges in respect thereto; and

            7.1.5 reimburse the Lender for all fees and charges reasonably incurred by the Lender in respect of maintaining or reviewing the Lender's Security.

      7.2   NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that, except as otherwise set out herein or in the Lender's Security, at all times while the Principal remains outstanding, unless it has received the prior written consent of the Lender to do so (which consent shall not be unreasonably withheld, conditioned or delayed), it will not:

            7.2.1 enter into any agreement, or initiate any corporate or other proceedings, that may adversely affect the Lender's Security;

            7.2.2 sell, lease, assign, transfer or otherwise dispose of any of its assets except in the ordinary course of business; or

            7.2.3    make a fundamental change in the nature of its business.

8.    EVENT OF DEFAULT

      8.1   DEFINITION OF EVENT OF DEFAULT

The principal balance of the Loan, costs and any other money owing to the Lender under this Agreement will immediately become payable upon written demand by the Lender in any of the following events, unless otherwise waived in writing by the
Lender:

            8.1.1 if the Borrower defaults in any payment when due under this Agreement;

            8.1.2 if the Borrower commits any default under any of the Lender's Security;

            8.1.3 if the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if any order is made or an effective resolution is passed for the winding-up of the Borrower or if the Borrower is declared bankrupt or if a custodian or receiver is appointed for the Borrower under the applicable bankruptcy or insolvency legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower; or

            8.1.4 if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of 14 days after notice in writing has been given by the Lender to the Borrower specifying the default.

      8.2   RIGHTS AND REMEDIES OF THE LENDER

Upon the occurrence of an Event of Default and at any time thereafter:

            8.2.1 the Lender may exercise any or all rights and remedies available to the Lender whether available under this Agreement, the Lender's Security or available at law or in equity, provided always that the Lender acts in a commercially reasonable manner in exercising such rights; and

            8.2.2 the Lender will have the right, but not the obligation, to inform any creditor of the Borrower of any Event of Default by the Borrower.

9.    GENERAL

      9.1   WAIVER OR MODIFICATION

No failure on the part of the Lender in exercising any power or right hereunder will operate as a waiver of the power or right nor will any single or partial exercise of such right or power preclude exercise of any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

      9.2   TIME

Time is of the essence of this Agreement.

      9.3   FURTHER ASSURANCES

The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

      9.4   ASSIGNMENT

The Borrower may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender. The Lender may assign the Loan, this Agreement, or the Lender's Security or its interest in the Loan, this Agreement, or the Lender's Security or any part thereof upon ten days' written notice to the Borrower and provided that the assignee agrees to be bound by the terms of this Agreement and the Lender's Security to the extent of such assignment.

      10.   NOTICES

All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 10:

      If to Borrower:                           Reclamation Consulting &
                                                Applications, Inc.
                                                940 Calle Amanecer, Suite E
                                                San Clemente, CA 92673
                                                Attn: Mr. Gordon W. Davies
                                                      President

      With a copy (which shall
      not constitute notice) to:                August Law Group, P.C.
                                                19200 Von Karman, Suite 900
                                                Irvine, California  92614
                                                Attn: Kenneth S. August, Esquire
                                                      President

      If to Lender:                        0761291 B.C. Ltd.
                                           4968 Pinetree Crescent
                                           West Vancouver, B.C., Canada, V7W-3A3
                                           Attn: Blair Calkins

      With a copy (which shall
      not constitute notice) to:           Calvin Patterson
                                           Barrister & Solicitor
                                           Suite 107 - 20644 Eastleigh Crescent
                                           Langley, B.C., Canada, V3A 4C4
                                           Telephone: (604) 533-4708
                                           Facsimile: (604) 533-4758
                                           E-mail: cp-law@telus.net

11.   AMENDMENTS

This Agreement may be amended, waived, discharged or terminated only with the agreement of the party against whom enforcement of the amendment, waiver, discharge or termination is sought and only in writing signed by both parties to this agreement.

12.   COUNTERPART AND FAX EXECUTION

This Agreement may be executed in two or more counterparts and by fax transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the date given above.


IN WITNESS WHEREOF, the parties hereto have executed this Secured Convertible Debenture as of the date first written above.

LENDER

0761291 B.C. LTD.

/s/ Blair Calkins
---------------------------------------
By: Blair Calkins


BORROWER

RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation

/s/ Gordon W. Davies
---------------------------------------
By: Gordon W. Davies
Its: President

                                   SCHEDULE A
                                   ----------

                        to Secured Convertible Debenture.

--------------------------------------------------------------------------------


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.



                                 PROMISSORY NOTE



$[_______]                                                          MAY 30, 2007



This Promissory Note is being issued pursuant to a Secured Convertible Debenture dated for reference May 30, 2007 between [BORROWER NAME] and Reclamation Consulting and Applications, Inc. (the "Secured Convertible Debenture")

FOR VALUE RECEIVED, Reclamation Consulting and Applications, Inc. (the "Borrower"), of 940 Calle Amanecer, Suite E, San Clemente, CA 92673, PROMISES TO PAY on November 29, 2008, or on demand in accordance with the terms of the Secured Convertible Debenture, to the order of [BORROWER NAME] (the "Lender"), [ADDRESS], the sum of $[________] (the "Principal") with simple interest at the rate of 12% per annum, calculated and accrued monthly in arrears, both before and after the time payment is due and until actual payment, and payable in accordance with the Secured Convertible Debenture.

The obligations of the Borrower to pay the Principal to the Lender will terminate if and to the extent that the Principal and interest are converted in accordance with section 4 of the Secured Convertible.

The Borrower waives presentment for payment, notice of protest and notice of non-payment.

The Borrower may prepay the Principal and interest outstanding under the Secured Convertible Debenture without penalty, bonus or charges.



                                Reclamation Consulting and Applications, Inc a Colorado corporation


                                /s/ Gordon W. Davies
                                ---------------------------------------------
                                By: Gordon W. Davies
                                Its: President

                                   SCHEDULE B
                                   ----------

                        to Secured Convertible Debenture



                              NOTICE OF CONVERSION


TO:   RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to convert to Company common stock the amounts of outstanding Principal, unpaid accrued interest and/or future interest under the attached Secured Convertible Debenture and the attached Promissory Note(s), all pursuant to the terms of the Secured Convertible Debenture, in the amounts designated below:

      Principal:                 $_____________
      Accrued Interest:          $_____________
      Future Interest:           $_____________

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that this conversion is not being effected for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



-------------------------------              -----------------------------------
(Date)                                         (Name of Lender)



                                      By:
                                             -----------------------------------


                                      Title:
                                             -----------------------------------
                                             (Name of Lender, and title and
                                             signature of authorized person)

                                   SCHEDULE C
                                   ----------

                        to Secured Convertible Debenture

--------------------------------------------------------------------------------

                                   COLLATERAL


"Collateral" means all assets and property of the Borrower whatsoever and wheresoever located, together with all additions and accessions thereto and replacements therefor and all proceeds of the foregoing, including but not limited to real property, personal property, money, accounts, deposit accounts, chattel paper, documents, notes, drafts, instruments, goods, inventory, equipment, general intangibles, insurance proceeds, other tangible or intangible property received upon the sale or disposition of the foregoing, and any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary or helpful in the collection thereof or realization thereon.